Business Combination	12 Months Ended
Sep. 30, 2024
Business Combination [Abstract]
BUSINESS COMBINATION

Note 3 BUSINESS COMBINATION

On August 20, 2024, the Company entered into a definitive acquisition agreement, pursuant to which it would purchase all shares of SPW Global Inc. (“SPW”), a company incorporated under the laws of the British Virgin Islands, which in turn wholly owns Wealth AI PTE LTD. (“Wealth AI”). Wealth AI is a company based in Singapore that offers personalized, cost-effective wealth management solutions using artificial intelligence.

The total purchase price is US$4,500,000, subject to customary closing purchase price adjustments, with US$3 million being paid in cash and the remaining US$1.5 million being settled in the form of 780,000 class A ordinary shares and 1,620,000 class B ordinary shares of PWI issuable to the seller and key employees of the Company.

On November 4, 2024, the acquisition was completed and SPW and Wealth AI became the wholly-owned subsidiaries of the Company.

The Group completed the valuations necessary to assess the fair values of the intangible assets acquired and liabilities assumed, resulting from which the amount of goodwill was determined and recognized as of the respective acquisition date. The following table summarizes the estimated aggregate fair values of the assets acquired and liabilities assumed as of the closing date, November 4, 2024.

Net liabilities acquired (including cash of $2,589, accrued liabilities of $42,623)	$(40,034)

Intangible assets(1)	512,460
Goodwill	4,657,092
Deferred tax liabilities(2)	(87,118)
Total	$5,042,400

Total purchase price comprised of:
– cash consideration	$3,000,000
– share-based consideration(3)	2,042,400
Total	$5,042,400

(1)	The intangible assets mainly arise from the recognition, on a fair value basis, website development of Wealth AI, with an expected useful life of 5 years. The fair values of the intangible assets are based on estimation of the Group with reference to the valuation carried out by an independent qualified professional valuer not connected with the Group.

(2)	The deferred tax liabilities relating to the fair value adjustments of intangible assets amounted to US$87,118, which is calculated at the Singapore Profits Tax rate of 17%.

(3)	The consideration shares was issued in advance prior to the closing on September 3, 2024. According to the acquisition agreement, the seller and the beneficiaries shall return the consideration shares to the purchaser for forfeiture, for nil consideration if the acquisition is terminated. Therefore, the fair value of the share-based consideration shall be based on the share price of the closing date on November 4, 2024.

The transaction resulted in a purchase price allocation of $4,657,092 to goodwill, representing the financial, strategic and operational value of the transaction to the Company. Goodwill is attributed to the premium that the Company paid to obtain the value of the business of Wealth AI and the synergies expected from the combined operations of Wealth AI and the Group to leverage the transformative potential of artificial intelligence in wealth management business. The total amount of the goodwill acquired is not deductible for tax purposes.